Exhibit 99.1

First National Bank of Greencastle and Graystone Bank Partnership

ADDITIONAL INFORMATION ABOUT THE TRANSACTION ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT The proposed transaction will be submitted to the shareholders of Tower Bancorp, Inc. (“Tower”) and Graystone Financial Corp. (“Graystone”) for their consideration and approval. In connection with the proposed transaction, Tower will be filing with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Tower and Graystone. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other flings containing information about Tower and Graystone, free of charge from the SEC’s Internet site (www.sec.gov), by contacting Tower Bancorp, Inc. at 717-597-2137or by contacting Graystone Financial Corp., at 717-724-2827. INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

PARTICIPANTS IN THE TRANSACTION PARTICIPANTS IN THE TRANSACTION Tower, Graystone and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Tower and Graystone shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Tower and Graystone shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Tower’s executive officers and directors in its definitive proxy statement filed with the SEC on March 18, 2008. You can obtain free copies of this document from Tower using the contact information above. You can find information about Graystone’s executive officers and directors from the Graystone website, www.graystonebank.com/investor_relations.asp. This document is not an offer to sell shares of Tower’s securities which may be issued in the proposed transaction. Such securities are offered only by means of the joint proxy statement/prospectus referred to above.

FORWARD-LOOKING STATEMENTS SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS This document may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “hopes,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements due to various factors. Such factors that might cause such a difference include, but are not limited to, the ability of Tower and Graystone to obtain shareholder approval of the transaction, the possibility that the transaction will not close or that the closing will be delayed, the challenges and costs of integrating the operations and personnel of the companies, reactions of customers of the companies, changing economic and competitive conditions, volatility in interest rates, costs associated with complying with the laws, rules and regulations, and other risks and uncertainties, including those disclosed previously and from time to time in Tower’s filings with the Securities and Exchange Commission.

WHO IS GRAYSTONE BANK? MISSION STATEMENT Graystone Bank will positively impact lives by helping people achieve their dreams. VISION STATEMENT Graystone Bank will be a high performing financial services company that creates financial success for consumer, business and not for profit customers in the markets we choose to serve. VALUE STATEMENT Graystone Bank is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness and company spirit. We value and respect each other because we truly believe that our success only comes from working together for our team’s success.

WHO IS GRAYSTONE BANK? Graystone Bank Similar core company values Founded in 2005 - management team has over 100 years combined in-market experience Clear and focused vision of community banking Currently operates 9 branch offices serving six counties (Centre, Cumberland, Dauphin, Lancaster, Lebanon, and York counties in Pennsylvania) Fastest growing de novo bank in Pennsylvania Voted one of the Best Places to Work in PA for the past three consecutive years (receiving the 1st place award in 2007 and the 2nd place award in 2006)

WHY THIS PARTNERSHIP? Benefits of Partnership FNBG Graystone 140 Year Legacy Fastest Growing Bank in PA Publicly Traded Holding Company Clear Vision and Growth Strategy Attractive Earnings & Dividend History Depth of Management Team Aids our growth strategy Strategic partnership not a “next-year” transaction, but sets the stage for decades to come for community banking in our regions

WHAT THIS MEANS TO YOU Job Positions Partnership is a revenue-driven strategy No branch overlap in this partnership and therefore, no scheduled branch closings We will do everything in our power to minimize any impact on jobs Benefits The benefit plans of both banks will be closely reviewed to determine the plan that is in the best interest of all employees Systems & Procedures After closing, there will be a period of evaluation to assess the systems and procedures of both banks to determine which will continue to enable employees to provide customers with exceptional service

LEADERSHIP TEAM Kermit Hicks Tower Bancorp, Inc. Chairman Andrew Samuel Tower Bancorp, Inc. President and CEO Mark Merrill Tower Bancorp, Inc. EVP, CFO Jeff Renninger Tower Bancorp, Inc. EVP, COO Jeff Shank Tower Bank President and CEO Tower Bancorp, Inc. EVP Janak Amin Graystone Bank President and CEO Tower Bancorp, Inc. EVP TOWER BANCORP, INC. BOARD OF DIRECTORS

25 Branch Locations 9 Counties in 2 States (Centre, Cumberland, Dauphin, Franklin, Fulton, Lancaster, Lebanon, and York counties in Pennsylvania, and Washington County in Maryland) Combined assets of approximately $1.2 billion Employee Base of over 300 COMBINED INSTITUTIONS

COMBINED BRANCH MAP



Centre
Union
Snyder
Mifflin
Juniata
Perry
Dauphin
Lebanon
Berks
Huntingdon
Cumberland
Lancaster
Chester
York
Adams
Fulton
Franklin
Washington
Frederick
Carroll
Baltimore
Harford
Cecil

FNBG Locations

- Chambersburg (3)
- Fort Loudon
- Greencastle (2)
- Mercersburg
- Waynesboro (3)
- McConnellsburg (2)
- Needmore
- Hagerstown, MD (2)
- Hancock, MD

Graystone Bank Locations

- State College
- Camp Hill
- Messiah College
- Harrisburg
- Linglestown
- Granite Run
- Meadow Brook
- Lancaster (Business Center)
- Ephrata
- Lebanon (LPO)
- York

Graystone Mortgage Locations

- Mechanicsburg
- Lancaster
- State College

GRAYSTONE BANK
The Home of Great Rewards!®

TOWER BANCORP INC.

The First National Bank
A Subsidiary of Tower Bancorp Inc.

COMPARATIVE SELECT BALANCE SHEET DATA as of September 30, 2008 $533 $616 $1,149 $412 $543 $955 $433 $515 $948 $0 $200 $400 $600 $800 $1,000 $1,200 Assets Loans Deposits/Repos FNBG Graystone Bank Combined (Data in Thousands)

OUR FUTURE We have an established, respected heritage in the markets we serve and will continue to build on that heritage We will operate our franchise as Tower Bank, a division of Graystone Tower Bank FNBG Management and Board decided on the name change to “Tower Bank” to better align with the holding company Partnership affords even stronger capital position and flexible balance sheet Our overall combined mission remains intact

MISSION STATEMENT Graystone Bank will positively impact lives by helping people achieve their dreams. VISION STATEMENT Graystone Bank will be a high performing financial services company that creates financial success for consumer, business and not for profit customers in the markets we choose to serve. VALUE STATEMENT Graystone Bank is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness and company spirit. We value and respect each other because we truly believe that our success only comes from working together for our team’s success. WHO IS GRAYSTONE BANK?

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